Exhibit 10.1

AMENDMENT TO

CEVA, INC.

2003 DIRECTOR STOCK OPTION PLAN

THIS AMENDMENT TO CEVA, INC. 2003 DIRECTOR STOCK OPTION PLAN, AS AMENDED AND RESTATED EFFECTIVE MAY 15, 2007 AND MAY 17, 2011 (this “Amendment”) is made and adopted by the Board of Directors (the “Board”) of Ceva, Inc., a Delaware corporation (the “Corporation”), as of May 7, 2026 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Ceva, Inc. 2003 Director Stock Option Plan (as amended and restated effective May 15, 2007 and May 17, 2011, the “Plan”);

WHEREAS, pursuant to Section 9 of the Plan, the Plan may be amended or otherwise modified from time to time by the Board; and

WHEREAS, the Board desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Effective Date.

AMENDMENT

1.	Section 5(f) of the Plan is hereby amended and restated in its entirety as follows:

“(f)         Exercise of Option. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in full, as specified in the immediately following sentence, for the number of shares for which the option is exercised. The exercise price of an option must be paid by: (i) cash or certified or bank check, (ii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iii) to the extent permitted by the Board, surrendering shares then issuable upon the option’s exercise valued at the closing price of the Common Stock on The NASDAQ Global Market (or any other national securities exchange on which the Common Stock is then listed) on the exercise date.”

2.	This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

[Signature Page Follows]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Ceva, Inc. on May 7, 2026.

Executed on this 7 day of May 2026.

/s/ Dotan Bar-Natan
Name: Dotan Bar-Natan Title: Chief Legal Officer

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